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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2003

FIRST COMMUNITY FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization	0-24024 (Commission File Number)	91-1277503 (I.R.S. Employer Identification Number)

721 College St SE
Lacey, Washington 98503
(Address of Principal Executive Offices)(Zip Code)

(360) 459-1100
(Registrant's Telephone Number, Including Area Code)

None
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

        On January 28, 2003, we issued a press release announcing our fiscal year 2002 financial results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial statements.—not applicable

        (b)  Pro forma financial information.—not applicable

        (c)  Exhibits.

99.1	Press Release dated January 28, 2003 announcing Year End 2002 Financial Results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL GROUP, INC.
(Registrant)
Dated: January 29, 2003	By:	/s/ KEN F. PARSONS Ken F. Parsons, Sr. President and Chief Executive Officer

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES